Exhibit 10.41

                                 W I N T H R O P

                            Financial Services [Logo]

                                                 Lease Agreement Number UL022101

                                 Lease Agreement

This Lease Agreement, dated February 21, 2001 , by and between WINTHROP RESOURCES CORPORATION (the "Lessor") with an office located at 11100 Wayzata Boulevard, Suite 800, Minnetonka, Minnesota 55305 and ULTRALIFE BATTERIES, INC. (the "Lessee") with an office located at 2000 Technology Parkway, Newark, NY 14513

      Lessor hereby leases or grants to the Lessee the right to use and Lessee hereby rents and accepts the right to use the equipment listed by serial number and related services, and software and related services on the Lease Schedule(s) attached hereto or incorporated herein by reference from time to time (collectively, the equipment, software and services are the "Equipment"), subject to the terms and conditions hereof, as supplemented with respect to each item of Equipment by the terms and conditions set forth in the appropriate Lease Schedule. The term "Lease Agreement" shall include this Lease Agreement and the various Lease Schedule(s) identifying each item of Equipment or the appropriate Lease Schedule(s) identifying one or more particular items of Equipment.

1. Term

      This Lease Agreement is effective from the date it is executed by both parties. The term of this Lease Agreement, as to all Equipment designated on any particular Lease Schedule, shall commence on the Installation Date for all Equipment on such Lease Schedule and shall continue for an initial period ending that number of months from the Commencement Date as set forth in such Lease Schedule (the "Initial Term") and shall continue from year to year thereafter until terminated. The term of this Lease Agreement as to all Equipment designated on any particular Lease Schedule may be terminated without cause at the end of the Initial Term or any year thereafter by either party mailing written notice of its termination to the other party not less than one-hundred twenty (120) days prior to such termination date.

2. Commencement Date

      The Installation Date for each item of Equipment shall be the day said item of Equipment is installed at the Location of Installation, ready for use, and accepted in writing by the Lessee. The Commencement Date for any Lease
Schedule is the first of the month following installation of all the Equipment on the Lease Schedule, unless the latest Installation Date for any Equipment on the Lease Schedule falls on the first day of the month, in which case that is the Commencement Date. The Lessee agrees to complete, execute and deliver a Certificate of Acceptance to Lessor upon installation of the Equipment.

3. Lease Charge

      The lease charges for the Equipment leased pursuant to this Lease Agreement shall be the aggregate "Monthly Lease Charge(s)" as set forth on each and every Lease Schedule executed pursuant hereto (the aggregate "Monthly Lease Charge(s)" are the "Lease Charges"). Lessee agrees to pay to Lessor the Lease Charges in accordance with the Lease Schedule(s), and the payments shall be made at Lessor's address indicated thereon. The Lease Charges shall be paid by Lessee monthly in advance with the first full month's payment due on the Commencement Date. The Lease Charge for the period from the installation date to the Commencement Date shall be an amount equal to the "Monthly Lease Charge" divided by thirty (30) and multiplied by the number of days from and including the Installation Date to the Commencement Date and such amount shall be due and payable upon receipt of an invoice from Lessor. Charges for taxes made in accordance with Section 4 and charges made under any other provision of this Lease Agreement and payable by Lessee shall be paid to Lessor at Lessor's address specified on the Lease Schedule(s) on the date specified in invoices delivered to Lessee. If payment , as specified above, is not received by Lessor on the due date, Lessee agrees to and shall pay, to the extent permitted by law, on demand, as a late charge, an amount equal to one and one-half percent (1 1/2%), or the maximum percentage allowed by law if less, of the amount past due ("Late Charges"). Late Charges will accrue until billed by Lessor. Late Charges shall be charged and added to any past due amount(s) on the date such payment is due and every thirty (30) days thereafter until all past due amounts are paid in full to Lessor.

4. Taxes

      In addition to the Lease Charges set forth in Section 3, the Lessee shall reimburse Lessor for all license or registration fees, assessments, sales and use taxes, rental taxes, gross receipts taxes, personal property taxes and other taxes now or hereafter imposed by any government, agency, province or otherwise upon the Equipment, the Lease Charges or upon the ownership, leasing, renting, purchase, possession or use of the Equipment, whether the same be assessed to Lessor or Lessee


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(the "Taxes"). Lessor shall file all property tax returns and pay all Taxes when due. Lessee, upon notice to Lessor, may, in Lessee's own name, contest or protest any Taxes, and Lessor shall honor any such notice except when in Lessor's sole opinion such contest is futile or will cause a levy or lien to arise on the Equipment or cloud Lessor's title thereto. Lessee shall, in addition, be responsible to Lessor for the payment and discharge of any penalties or interest as a result of Lessee's actions or inactions. Nothing herein shall be construed to require Lessee to be responsible for any federal or state taxes or payments in lieu thereof, imposed upon or measured by the net income of Lessor, or state franchise taxes of Lessor, or except as provided hereinabove, any penalties or interest resulting from Lessor's failure to timely remit such tax payments.

5. Delivery and Freight Costs

      Lessee shall accept delivery of the Equipment and allow the Equipment to be installed within seven (7) days after delivery.

      All transportation charges upon the Equipment for delivery to Lessee's designated Location of Installation are to be paid by Lessee. All rigging, drayage charges, structural alterations, rental of heavy equipment and/or other expense necessary to place the Equipment at the Location of Installation are to be promptly paid by Lessee.

6. Installation

      Lessee agrees to pay for the actual installation of the Equipment at Lessee's site. Lessee shall make available and agrees to pay for all costs associated with providing a suitable place of installation and necessary electrical power, outlets and air conditioning required for operating the Equipment as defined in the Equipment manufacturer's installation manual or instructions. All supplies consumed or required by the Equipment shall be furnished and paid for by Lessee.

7. Return to Lessor

      On the day following the last day of the lease term associated with a Lease Schedule (the "Return Date"), Lessee shall cause and pay for the Equipment on that Lease Schedule to be deinstalled, packed using the manufacturer's standard packing materials and shipped to a location designated in writing by Lessor (the "Return Location"). If the Equipment on the applicable Lease
Schedule is not at the Return Location within ten (10) days of the Return Date, or Lessee fails to deinstall and ship the Equipment on the Return Date, then any written notice of termination delivered by Lessee shall become void, and the Lease Schdule shall continue in accordance with this Lease Agreement. Irrespective of any other provision hereof, Lessee will bear the risk of damage from fire, the elements or otherwise until delivery of the Equipment to the Return Location. At such time as the Equipment is delivered to the Lessor at the Return Location, the Equipment will be at the risk of Lessor.

8. Maintenance

      Lessee, at its sole expense, shall maintain the Equipment in good working order and condition. Lessee shall enter into, pay for and maintain in force during the entire term of any Lease Schedule, a maintenance agreement with the manufacturer of the Equipment providing for continuous uninterrupted maintenance of the Equipment (the "Maintenance Agreement"). Lessee will cause the manufacturer to keep the Equipment in good working order in accordance with the provisions of the Maintenance Agreement and make all necessary adjustments and repairs to the Equipment. The manufacturer is hereby authorized to accept the directions of Lessee with respect thereto. Lessee agrees to allow the manufacturer full and free access to the Equipment. All maintenance and service charges, whether under the Maintenance Agreement or otherwise, and all expenses, if any, of the manufacturer's customer engineers incurred in connection with maintenance and repair services, shall be promptly paid by Lessee. Lessee warrants that all of the Equipment shall be in good working order operating according to manufacturer's specification and eligible for the manufacturer's standard maintenance agreement upon delivery to and inspection and testing by the Lessor. If the Equipment is not operating according to manufacturer's specification, in good working order and/or eligible for the manufacturer's standard maintenance agreement, Lessee agrees to reimburse Lessor for all costs, losses, expenses and fees associated with such equipment and the repair or replacement thereof.

9. Location, Ownership and Use

      The Equipment shall, at all times, be the sole and exclusive property of Lessor. Lessee shall have no right or property interest therein, except for the right to use the Equipment in the normal operation of its business at the Location of Installation, or as otherwise provided herein. The Equipment is and shall remain personal property even if installed in or attached to real property. Lessor shall be permitted to display notice of its ownership on the Equipment by means of a suitable stencil, label or plaque affixed thereto.

      Lessee shall keep the Equipment at all times free and clear from all claims, levies, encumbrances and process. Lessee shall give Lessor immediate notice of any such attachment or other judicial process affecting any of the Equipment. Without Lessor's written permission, Lessee shall not attempt to or actually: (i) pledge, lend, create a security interest in, sublet, exchange, trade, assign, swap, use for an allowance or credit or otherwise; (ii) allow another to use; (iii) part with possession; (iv) dispose of; or (v) remove from the Location of Installation, any item of Equipment. If any item of Equipment is exchanged, assigned, traded, swapped, used for an allowance or credit or otherwise to acquire new or different equipment (the "New Equipment") without Lessor's prior written consent, then all of the New Equipment shall become Equipment owned by Lessor subject to this Lease Agreement and the applicable Lease Schedule.

      Any feature(s) installed on the Equipment at the time of delivery which are not specified on the Lease Schedule(s) are and shall remain the sole property of the Lessor.

      Lessee shall cause the Equipment to be operated in accordance with the applicable vendor's or manufacturer's manual of instructions by competent and qualified personnel.

10. Financing Statement

      Lessor is hereby authorized by Lessee to cause this Lease Agreement or other instruments, including Uniform Commercial Code Financing Statements, to be filed or recorded for the purposes of showing Lessor" interest in the Equipment. Lessee agrees to execute any such instruments as Lessor may request from time to time.

11. Alterations and Attachments

      Upon prior written notice to Lessor, Lessee may, at its own expense, make minor alterations in or add attachments to the Equipment, provided such alterations and attachments shall not interfere with the normal operation of the Equipment and do not otherwise involve the pledge, assignment, exchange, trade or substitution of the Equipment or any component or part thereof. All such alterations and attachments to the Equipment shall become part of the Equipment leased to Lessee and owned by Lessor. If, in Lesor's sole determiantion, the alteration or attachment reduces the value of the Equipment or interferes with the normal and satisfactory operation or maintenance of any of the Equipment, or creates a safety hazard, Lessee shall, upon notice from Lessor to that effect, promptly remove the alteration or attachment at Lessee's expense and restore the Equipment to the condition the Equipment was in just prior to the alteration or attachment.

12. Loss and Damage

      Lessee shall assume and bear the risk of loss, theft and damage (including any governmental requisition, condemnation or confiscation ) to the Equipment and all component parts thereof from any and every cause whatsoever, whether or not covered by insurance. No loss or damage to the Equipment or any component part thereof shall impair any obligation of Lessee under this Lease Agreement, which shall continue in full force and effect except as hereinafter expressly provided. Lessee shall repair or cause to be repaired all damage to the Equipment. In the event that all or part of the damage to the Equipment. In the event that all or part of the Equipment shall, as a result of any cause whatsoever, become lost, stolen, destroyed or otherwise rendered irreparably unusable or damaged (collectively, the "Loss") then Lessee shall, within ten
(10) days after the Loss, fully inform Lessor in writing of such a Loss and shall pay to Lessor the following amounts: (i) the Monthly Lease Charges (and other amounts) due and owing under this Lease Agreement at the time of the Loss, plus (ii) one-hundred twelve (112%) percent of the original cost of the Equipment subject to the Loss amortized by the Monthly Lease Charges received by Lessor during the Initial Term using an amortization rate of 350 basis points over the interest rate of the three (3) year United States Treasury Note as reported by The Wall Street Journal on the Commencement Date (collectively, the sum of (i) plus (ii) shall be the "Casualty Loss Value"). Upon receipt by Lessor of the Casualty Loss Value: (i) the applicable Equipment shall be removed from the Lease Schedule; and (ii) Lessee's obligation to pay Lease Charges associated with the applicable Equipment shall cease. Lessor may request, and Lessee shall complete, an affidavit(s) which swears out the facts supporting the Loss of any item of Equipment.

13. Insurance

      Until the Equipment is returned to Lessor or as otherwise herein provided, whether or not this Lease Agreement has terminated as to the Equipment, Lessee, at its expense, shall maintain: (i) property and casualty insurance insuring the Equipment for its Casualty Loss Value naming Lessor or its assigns as sole loss payee; and (ii) comprehensive public liability and third-party property insurance naming Lessor and its assigns as additional loss payees. The insurance shall cover the interest of both the Lessor and Lessee in the Equipment, or as the case may be, shall protect both the Lessor and Lessee in respect to all risks arising out of the condition, delivery, installation, maintenance, use or operation of the Equipment. All such insurance shall provide for thirty (30) days prior written notice to Lessor of cancellation, restriction, or reduction of coverage. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts for loss or damage or return premium under any insurance policy issued on the Equipment. Prior to installation of the Equipment, all policies or certificates of insurance shall be delivered to Lessor by Lessee. Lessee agrees to keep the Equipment insured with an insurance company which is at least "A" rated by A.M. Best. The proceeds of any loss or damage insurance shall be payable to Lessor, but Lessor shall remit all such insurance proceeds to Lessee at such time as Lessee either (i) provides Lessor satisfactory proof that the damage has been repaired and the Equipment has been restored to good working order and condition or (ii) pays to Lessor the Casualty Loss Value. It is understood and agreed that any payments made by Lessee or its insurance carrier for loss or damage of any kind whatsoever to the Equipment are not made as accelerated rental payments or adjustments of rental, but are made solely as indemnity to Lessor for loss or damage of its Equipment.

14. Enforcement of Warranties

      Upon receipt of a written request from Lessee, Lessor shall, so long as this Lease Agreement is in force, take all reasonable action requested by Lessee to enforce the Equipment manufacturer's warranties, expressed or implied, issued on or applicable to the Equipment, which are enforceable by Lessor in its own name. Lessor shall obtain for Lessee all service furnished by manufacturer in connection therewith; provided, however, that Lessor shall not be required to commence any suit or action or resort to litigation to enforce any such warranty unless Lessee shall first pay to Lessor in advance all expenses in connection therewith, including attorney's fees.

      If any such warranty shall be enforceable by Lessee in its own name, Lessee shall, upon receipt of written request from Lessor, so long as this Lease Agreement is in force, take all reasonable action requested by Lessor to enforce any such warranty, which is enforceable by Lessee in its own name; provided, however, that Lessee shall not be obligated to commence any suit or action or resort to litigation to enforce any such warranty unless Lessor shall pay all expenses in connection therewith.

15. Warranties, Disclaimers, and Indemnity

      Lessor warrants that at the time the Equipment is delivered to Lessee, Lessor will have full right, power and authority to lease the Equipment to Lessee. EXCEPT FOR THE WARRANTY IN THE SENTENCE DIRECTLY PRECEDING THIS ONE, THE LESSOR DOES NOT MAKE ANY WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING THE WRRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. LESSEE ACKNOWLEDGES THAT IT IS NOT RELYING ON LESSOR'S SKILL OR JUDGMENT IT IS NOT RELYING ON LESSOR'S SKILL OR JUDGEMENT TO SELECT OR FURNISH GOODS SUITABLE FOR ANY PARTICULAR PURPOSE AND THAT THERE ARE NO WARRANTIES CONTAINED IN THIS LEASE AGREEMENT. LESSOR SHALL NOT BE LIABLE FOR DAMAGES, INCLUDING SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF THE EQUIPMENT OR ITS USE BY LESSEE, AND SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH LESSOR'S FAILURE TO PERFORM ITS OBLIGATION HEREUNDER. THIS LEASE AGREEMENT IS A "FINANCE LEASE" AS THAT TERM IS DEFINED AND USED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE.

      Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify, defend and hold Lessor harmless with respect to, any claim from a third party for any liability, claim, loss, damage or expense of any kind or nature, whether based upon a theory of strict liability or otherwise, caused, directly or indirectly, by: (i) the inadequacy of any item of Equipment, including software, for any purpose; (ii) any deficiency or any latent or other defects in any Equipment, including software, whether or not detectable by Lessee; (iii) the selection, manufacture, rejection, ownership, lease, possession, maintenance, operation, use or performance of any item of Equpment, including software; (iv) any interruption or loss of service, use or performance of any item of Equipment, including software; (v) patent, trademark or copyright infringement; or (vi) any loss of business or other special, incidental or consequential damages whether or not resulting from any of the foregoing. Lessee's duty to defend and indemnify Lessor shall survive the expiration, termination, cancellation or assignment of this Lease Agreement or a Lease Schedule and shall be binding upon Lessee" successors and permitted assigns.

16. Event of Default

      The occurrence of any of the following events shall constitute an Event of Default under this Lease Agreement and/or any Lease Schedule:

      (1) the nonpayment by Lessee of any Lease Charges when due, or the nonpayment by Lessee of any other sum required hereunder to be paid by Lessee which non-payment continues for a period of ten (10) days from the date when due;
      (2) the failure of Lessee to perform any other term, covenant or condition of this Lease Agreement, any Lease Schedule or any other document, agreement or instrument executed pursuant hereto or in connection herewith, which is not cured within ten (10) days after written notice thereof from Lessor;
      (3) Lessee attempts to or does remove, transfer, sell, swap, assign, sublease, trade, exchange, encumber, receive an allowance or credit for, or part with possession of, any item of Equipment;
      (4) Lessee ceases doing business as a going concern, is insolvent, makes an assignment for the benefit of creditors, fails to pay its debts as they become due, offers a settlement to creditors or calls a meeting of creditors for any such purpose, files a voluntary petition in bankruptcy, is subject to an involuntary petition in bankruptcy, is adjudicated bankrupt or insolvent, files or has filed against it a petition seeking any reorganization, arrangement or composition, under any present or future statute, law or regulation;
      (5) any of Lessee's representations or warranties made herein or on any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect;
      (6) Lessee defaults under or otherwise has accelerated any material obligation, credit agreement, loan agreement, conditional sales contract, lease, indenture or debenture; or Lessee defaults under any other agreement now existing or hereafter made with Lessor; or
      (7) the breach or repudiation by any party thereto of any guaranty, subordination agreement or other agreement running in favor of Lessor obtained in connection with this Lease Agreement.

17. Remedies

      Should any Event of Default occur and be continuing, Lessor may, in order to protect its interests and reasonably expected profits, with or without notice or demand upon Lessee, pursue and enforce, alternatively, successively and/or concurrently, any one or more of the following remedies:

      (1) recover from Lessee all accrued and unpaid Lease Charges and other amounts due and owing on the date of the default;
      (2) recover from Lessee from time to time all Lease Charges and other amounts as and when becoming due hereunder;
      (3) accelerate, cause to become immediately due and recover the present value of all Lease Charges and other amounts due and/or likely to become due hereunder from the date of the default to the end of the lease term using a discount rate of six (6%) percent;
      (4) cause to become immediately due and payable and recover from Lessee the Casualty Loss Value of the Equipment;
      (5) terminate any or all of the Lessee's rights, but not its obligations, associated with the lease of Equipment under this Lease Agreement;
      (6) retake (by Lessor, independent contractor, or by requiring Lessee to assemble and surrender the Equipment in accordance with the provisions of Section 7 herein above) possession of the Equipment without terminating the Lease Schedule or the Lease Agreement free from claims by Lessee which claims are hereby expressly waived by Lessee;
      (7) require Lessee to deliver the Equipment to a location designated by Lessor;
      (8) proceed by court action to enforce performance by Lessee of its obligations associated with any Lease Schedule and/or this Lease Agreement; and/or
      (9) pursue any other remedy Lessor may otherwise have, at law, equity or under any statute, and recover damages and expenses (including attorneys' fees) incurred by Lessor by reason of the Event of Default.

      Upon repossession of the Equipment, Lessor shall have the right to lease, sell or otherwise dispose of such Equipment in a commercially reasonable manner, with our without notice, at a public or private sale. Lessor's pursuit and enforcement of any one or more remedies shall not be deemed an election or waiver by Lessor of any other remedy. Lessor shall not be obligated to sell or re-lease the Equipment. Any sale or re-lease may be held at such place or places as are selected by Lessor, with or without having the Equipment present. Any such sale or re-lease, may be at wholesale or retail, in bulk or in parcels. Time and exactitude of each of the terms and conditions of this Lease Agreement are hereby declared to be of the essence. Lessor may accept past due payments in any amount without modifying the terms of this Lease Agreement and without waiving any rights of Lessor hereunder.

18. Costs and Attorneys' Fees

      In the event of any default, claim, proceeding, including a bankruptcy proceeding, arbitration, mediation, counter-claim, action (whether legal or equitable), appeal or otherwise, whether initiated by Lessor or Lessee (or a debtor-in-possession or bankruptcy trustee), which arises out of, under, or is related in any way to this Lease Agreement, any Lease Schedule, or any other document, agreement or instrument executed pursuant hereto or in connection herewith, or any governmental examination or investigation of Lessee, which requires Lessor's participation (individually and collectively, the "Claim"), Lessee, in addition to all other sums which Lessee may be called upon to pay under the provisions of this Lease Agreement, shall pay to Lessor, on demand, all costs, expenses and fees paid or payable in connection with the Claim, including, but not limited to, Attorneys' fees and out-of-pocket costs, including travel and related expenses incurred by Lessor or its attorneys.

19. Lessor's Performance Option

      Should Lessee fail to make any payment or to do any act as provided by this Lease Agreement, then Lessor shall have the right (but not the obligation), without notice to Lessee of its intention to do so and without releasing Lessee from any obligation hereunder to make or to do the same, to make advances to preserve the Equipment or Lessor's title thereto, and to pay, purchase, contest or compromise any insurance premium, encumbrance, charge, tax, lien or other sum which in the judgment of Lessor appears to affect the Equipment, and in exercising any such rights, Lessor may incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor. All sums so incurred or expended by Lessor shall be due and payable by Lessee within ten
(10) days of notice thereof.

20. Quiet Possession and Inspection

      Lessor hereby covenants with Lessee that Lessee shall quietly possess the Equipment subject to and in accordance with the provisions hereof so long as Lessee is not in default hereunder; provided, however, that Lessor or its designated agent may, at any and all reasonable times during business hours, enter Lessee's premises for the purposes of inspecting the Equipment and the manner in which it is being used.

21. Assignments

      This Lease Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Lessee, however, shall not assign this Lease Agreement or sublet any of the Equipment without first obtaining the prior written consent of Lessor and its assigns, if any. Lessee acknowledges that the terms and conditions of this Lease Agreement have been fixed in anticipation of the possible assignment of Lessor's rights under this Lease Agreement and in and to the Equipment as collateral security to a third party ("Assignee" herein) which will rely upon and be entitled to the benefit of the provisions of this Lease Agreement. Lessee agrees to provide Lessor or its potential assigns with Lessee's most recent audited and its most current financial statements. Lessee agrees with Lessor and such Assignee to recognize in writing any such assignment within fifteen (15) days after receipt of written notice thereof and to pay thereafter all sums due to Lessor hereunder directly to such Assignee if directed by Lessor, notwithstanding any defense, set-off or counterclaim whatsoever (whether arising from a breach of this Lease Agreement or not) that Lessee may from time to time have against Lessor. Upon such assignment, the Lessor shall remain obligated to perform any obligations it may have under this Lease Agreement and the Assignee shall (unless otherwise expressly agreed to in writing by the Assignee) have not obligation to perform such obligations. Any such assignment shall be subject to Lessee's rights to use and possess the Equipment so long as Lessee is not in default hereunder.

22. Survival of Obligations

      All covenants, agreements, representations, and warranties contained in this Lease Agreement, any Lease Schedule, or in any document attached thereto, shall be for the benefit of Lessor and Lessee and their successors, any assignee or secured party. Further, all covenants, agreements, representations, and warranties contained in this Lease Agreement, any Lease Schedule, or in any document attached thereto, shall survive the execution and delivery of this Lease Agreement and the expiration or other termination of this Lease Agreement.

23. Corporate Authority

      The parties hereto covenant and warrant that the persons executing this Lease Agreement and each Lease Schedule on their behalf have been duly authorized to do so, and this Lease Agreement and any Lease Schedule constitute a valid and binding obligation of the parties hereto. The Lessee will, if requested by Lessor, provide to Lessor, Certificates of Authority naming the officers of the Lessee who have the authority to execute this Lease Agreement and any Lease Schedules attached thereto.

24. Landlords' and Mortgagees' Waiver

      If requested, Lessee shall furnish waivers, in form and substance satisfactory to Lessor, from all landlords and mortgagees of any premises upon which any Equipment is located.

25. Miscellaneous

      This Lease Agreement, the Lease Schedule(s), attached riders and any documents or instruments issued or executed pursuant hereto will have been made, executed and delivered in, and shall be governed by the internal laws (as opposed to conflicts of law provisions) and decisions of, the State of Minnesota. Lessee and Lessor consent to jurisdiction of any local, state or federal court located within Minnesota. Venue shall be in Minnesota and Lessee hereby waives local venue and any objection relating to Minnesota being an improper venue to conduct any proceeding relating to this Lease Agreement. At Lessor's sole election and determination, Lessor may select an alternative forum, including arbitration or mediation, to adjudicate any dispute arising out of this Lease Agreement.

      This Lease Agreement was jointly drafted by the parties, and the parties hereby agree that neither should be favored in the construction, interpretation or application of any provision or any ambiguity. There are no unwritten or oral agreements between the parties. This Lease Agreement and associated Lease Schedule(s) constitute the entire understanding and agreement between Lessor and Lessee with respect to the lease of the Equipment superseding all prior agreements, understandings, negotiations, discussions, proposals, representations, promises, commitments and offers between the parties, whether oral or written. No provision of this Lease Agreement or any Lease Schedule shall be deemed waived, amended, discharged or modified orally or by custom, usage or course of conduct unless such waiver, amendment or modification is in writing and signed by an officer of each of the parties hereto. If any one or more of the provisions of this Lease Agreement or any Lease Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Lease Agreement and any such Lease Schedule will be unimpaired, and the invalid, illegal or unenforceable provisions shall be replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties. Lessee agrees that neither the manufacturer, nor the supplier, nor any of their salespersons, employees or agents are agents of Lessor.

      Any notice provided for herein shall be in writing and sent by certified or registered mail to the parties at the addresses stated on page 1 of this Lease Agreement.

      This Lease Agreement shall not become effective until delivered to Lessor at its offices at Minnetonka, Minnesota and executed by Lessor. If this Lease Agreement shall be executed by Lessor prior to being executed by Lessee, it shall become void at Lessor's option five (5) days after the date of Lessor's execution hereof, unless Lessor shall have received by such date a copy hereof executed by a duly authorized representative of Lessee.

      This Lease Agreement is made subject to the terms and conditions included herein and Lessee's acceptance is effective only to the extent that such terms and conditions are consistent with the terms and conditions herein. Any acceptance which contains terms and conditions which are in addition to or inconsistent with the terms and conditions herein will be a counter-offer and will not be binding unless agreed to in writing by Lessor.

      The terms used in this Lease Agreement, unless otherwise defined, shall have the meanings ascribed to them in the Lease Schedule(s).

26. REPOSSESSION

      LESSEE ACKNOWLEDGES THAT, PURSUANT TO THE SECTION 17 HEREOF, LESSOR HAS BEEN GIVEN THE RIGHT TO REPOSSESS THE EQUIPMENT SHOULD LESSEE BECOME IN DEFAULT OF ITS OBLIGATIONS HEREUNDER. LESSEE HEREBY WAIVES THE RIGHT, IF ANY, TO REQUIRE LESSOR TO GIVE LESSEE NOTICE AND A JUDICIAL HEARING PRIOR TO EXERCISING SUCH RIGHT OF REPOSSESSION.

27. Net Lease

      This Lease Agreement is a net lease and Lessee's obligations to pay all Lease Charges and other amounts payable hereunder shall be absolute and unconditional and, except as expressly provided herein, shall not be subject to any: (i) delay, abatement, reduction, defense, counterclaim, set-off, or recoupment; (ii) discontinuance or termination of any license; (iii) Equipment failure, defect or deficiency; (iv) damage to or destruction of the Equipment; or (v) dissatisfaction with the Equipment or otherwise, including any present or future claim against Lessor or the manufacturer, supplier, reseller or vendor of the Equipment. To the extent that the Equipment includes intangible (or intellectual) property, Lessee understands and agrees that: (i) Lessor is not a party to and does not have any responsibility under any software license and/or other agreement with respect to any software; and (ii) Lessee will be responsible to pay all of the Lease Charges and perform all its other obligations under this Lease Agreement despite any defect, deficiency, failure, termination, dissatisfaction, damage or destruction of any software or software license. Except as expressly provided herein, this Lease Agreement shall not terminate for any reason, including any defect in the Equipment or Lessor's title thereto or any destruction or loss of use of any item of Equipment.

28. Headings

      Section headings herein are used for convenience only and shall not otherwise affect the provisions of this Lease Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be signed by their respective duly authorized representative.

Every Term is Agreed to and Accepted:    Every Term is Agreed to and Accepted:

WINTHROP RESOURCES CORPORATION           ULTRALIFE BATTERIES, INC.

By:    /s/Richard J. Pieper              By:    /s/Robert W. Fishback
   ---------------------------               ---------------------------------
Print                                    Print
Name:  Richard J. Pieper                 Name:  Robert W. Fishback
     -------------------------                --------------------------------

Title: Senior Vice President             Title: Vice President - Finance & CFO
      ------------------------                 -------------------------------
Date:  3/03/01                           Date:  2/27/01
      ------------------------                 -------------------------------

                             LEASE SCHEDULE NO. 001

This Lease Schedule is issued pursuant to the Lease Agreement Number UL022101 dated February 21, 2001. The terms of the Lease Agreement and serial numbers contained on Certificates of Acceptance are a part hereof and are incorporated by reference herein.

         LESSOR                                      LESSEE
         Winthrop Resources Corporation              Ultralife Batteries, Inc.
         11100 Wayzata Boulevard                     2000 Technology Parkway
         Suite 800                                   Newark, NY 14513
         Minnetonka, MN 55305

         SUPPLIER OF EQUIPMENT                       LOCATION OF EQUIPMENT
         Various                                     Same As Above

Term of Lease from Commencement Date:  60 Months (20 quarters)
Monthly Lease Charge:  $38,241.00, due quarterly as $114,723.00
Anticipated Delivery and Installation:  February - July 2001
Security Deposit: Upon Lessee's execution of this Lease Schedule, Lessee shall deliver a security deposit in the amount of $114,723.00. If there is no event of default, this security deposit will be applied toward the total Lease Charges associated with the last quarter of this Lease Schedule.

                                    EQUIPMENT
                                    ---------

MANUFACTURER   QTY    MACHINE/MODEL   EQUIPMENT DESCRIPTION (including features)
------------   ---    -------------   ------------------------------------------
LET                                   Lamination and Packaging System
LET                                   Tab Welding System
Various                               Other Related Equipment Costs
Various                               Installation Freight and Maintenance

Upon execution of this Lease Schedule, Lessee shall deliver a non-refundable sum of money equal to the Security Deposit, which shall become the Security Deposit after Lessor's receipt of a letter of credit satisfactory in all respects to Winthrop Resources Corporation. If a letter of credit is not delivered by Lessee, Lessor shall be entitled to retain any and all monies paid it by Lessee. Lease Agreement Number UL022101 and this Lease Schedule 001 are subject to Winthrop Resources Corporation receiving a letter of credit that is satisfactory in all respects to Winthrop Resources Corporation, including, but not limited to, the terms and conditions contained therein and the bank drawn thereon. Obtaining this letter of credit is a condition precedent to Winthrop Resources Corporation's obligations under Lease Agreement Number UL022101 and Lease Schedule Number 001.

This Lease Schedule will be revised to reflect the exact cost and configuration installed. The Monthly Lease Charge will be prorated and charged as interim rent between the date an item of equipment is accepted and the Commencement Date.

Agreed to and Accepted:                     Agreed to and Accepted:

WINTHROP RESOURCES CORPORATION              ULTRALIFE BATTERIES, INC.
         "LESSOR"                                  "LESSEE"

By:    /s/ Richard J. Pieper              By:    /s/Robert W. Fishback
    -------------------------                  --------------------------------
Print                                     Print
Name:  Richard J. Pieper                  Name:  Robert W. Fishback
      -----------------------                   -------------------------------
Title: Senior Vice President              Title: Vice President - Finance & CFO
      -----------------------                    ------------------------------
Date:  3/03/01                            Date:  2/27/01
      -----------------------                    ------------------------------

Rider Number: 001

Lease Agreement Number: UL022101

Lease Schedule Number: ALL

Lessee Name:                 Ultralife Batteries, Inc.

Lease Dated:                    February 21, 2001

                            INTEREST RATE FLUCTUATION

This lease is intended to be a fixed rate lease from commencement date to the end of the term. The three year treasury rate is an integral part of the lease rate in this lease. The Lessee and Lessor agree that the lease rate shall be fixed for the interim period and that should the three year treasury note increase between the execution date of this Agreement and commencement date, the lease rate will be adjusted accordingly and will then be fixed for the term of the lease.

Agreed to and Accepted:                     Agreed to and Accepted:

WINTHROP RESOURCES CORPORATION              ULTRALIFE BATTERIES, INC.
         "LESSOR"                                  "LESSEE"

By:    /s/ Richard J. Pieper              By:    /s/Robert W. Fishback
    -------------------------                  --------------------------------
Print                                     Print
Name:  Richard J. Pieper                  Name:  Robert W. Fishback
      -----------------------                   -------------------------------
Title: Senior Vice President              Title: Vice President - Finance & CFO
      -----------------------                    ------------------------------
Date:  3/03/01                            Date:  2/27/01
      -----------------------                    ------------------------------